                      FINANCIAL TELECOM LIMITED (USA), INC.
   1701 Haitong Securities Tower,689 Guangdong Road,Shanghai, PR China 200001
                    Tel: +86-21-33040830 Fax: +86-21-33040970



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             TO BE HELD AT 10:00 AM, ON MONDAY, SEPTEMBER 26, 2005.





Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Financial Telecom Limited (USA), Inc. to be held on Monday, September 26, 2005, at 10:00 AM, in the corporate office located at 1701 Haitong Securities Tower, 689 Guangdong Road, Shanghai, PR China, for the following purposes:

     1. To elect members to the Board of Directors for the 2006 term and the remainder of the 2005 term;

     2. To ratify the appointment of Tin Wha CPAs, an independent member of Baker Tilley International, of Shanghai, PR China, as the Company's independent accountants for the fiscal year ended December 31, 2005;

     3.   To resolve to change the name of the company to "Fintel Incorporated";

     4. To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on August 10, 2005, are entitled to notice of, and to vote at, this meeting and any adjournment thereof.


                                             By order of the Board of Directors,




                                             /s/ Stephen Tang, Chairman
                                             Shanghai, PR China
                                             July 31, 2005

                      FINANCIAL TELECOM LIMITED (USA), INC.
               1701- 689 Guangdong Road, Shanghai, PR China 200001


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS


     The accompanying proxy is solicited by the Board of Directors of Financial Telecom Limited (USA), Inc. ("The Company"), for use at the Annual Meeting of Shareholders to be held on Monday, September 26, 2005, at 10:00 AM local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at 1701- 689 Guangdong Road, Shanghai, PR China. The date of this Proxy Statement is July 31, 2005, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.


GENERAL

ANNUAL REPORT

     An annual report, filed on form 10K-SB, for the fiscal year ended December 31, 2004, is enclosed with this Proxy Statement.

VOTING SECURITIES

     Only shareholders of record as of the close of business on august 10, 2005, will be entitled to vote at the meeting and any adjournment thereof. As of June 30, 2005, The Company had 114,782,205 shares of Common Stock issued and outstanding. Shareholders may vote in person or in proxy. Each holder of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The nominees for director receiving a majority of votes cast at the meeting will be elected.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

VOTING OF PROXIES

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

REVOCATION OF PROXIES

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

     1. Filing a written notice of revocation with our Secretary at our principal executive office located at 1701- 689 Guangdong Road, Shanghai, PR China 200001;

     2. Filing with our Secretary at our principal executive office located at 1701- 689 Guangdong Road, Shanghai, PR China 200001, a properly executed proxy showing a later date; or

     3. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

RETURNING THE COMPLETED PROXY CARDS

Proxy Cards must be returned to our Stock Transfer Agent, and received NO LATER THAN SEPTEMBER 16, 2005, at the following address:

         To the attention of Mr Jason Bogutski
         Signature Stock Transfer, Inc.
         #100E One Preston Park, 2301 Ohio Drive
         Plano, Texas 75093 USA

         Tel: +1 972 6124120    Fax: +1 972 6124122
         E-mail: signaturestocktransfer@msn.com

         CUSIP Number: 317701 100

SHAREHOLDER PROPOSALS

     Proposals of shareholders who intend to be presented at the Annual Shareholder's Meeting must be received by the Company, at its offices at, 1701-689 Guangdong Road, Shanghai, PR China 200001 not later than AUGUST 30TH, 2005. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Shareholders are also advised to review The Company's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations. The Bylaws may be obtained from our website, by navigating the Investor Relations submenus.

PLEASE ASSIST US TO SERVE YOU BETTER

     Our Shareholders are our VIPs, who deserve timely information about our company. Your assistance is requested to help us meet our goals for best corporate governance. We kindly request each shareholder take the time to complete the shareholder registration form listed on our website. Only contact-related details are requested, and we will keep all information in strictest confidence and privacy. This will permit us to maintain an accurate and timely database of our shareholders, so we may have a direct means to keep all shareholders apprised of our progress and events.

MANAGEMENT INFORMATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 2004, the Board held ONE meeting.

     1.   COMPENSATION COMMITTEE

          The Compensation Committee's function is to determine the appropriate policy for the company's executive pay and benefit programs, review the performance of the senior executive officers and discharge the Board's responsibilities relating to compensation of the Company's executives and produce a report on executive compensation for inclusion in the company's annual report in accordance with applicable rules and regulations. The incumbent members are Mr Jimmy Liu, and Mr. William Huang. The Committee did not issue a report for 2004. Members will be appointed to this committee subsequent to the Annual Shareholders' Meeting.

     2.   AUDIT COMMITTEE

          The Audit Committee's function is to review with the Company's independent public accountants and management the annual financial statements and independent public accountants' opinion. Its responsibilities include reviewing the scope and results of the examination of the Company's financial statements by the independent public accountants, approving all professional services performed by the independent public accountants and all related fees paid in connection with such services and recommending the retention of the independent public accountants to the board, subject to ratification by the shareholders. Additionally, the Committee periodically reviews the Company's accounting policies, internal accounting and financial controls. During the year ended December 31, 2004, the Audit Committee held meetings to ratify the appointment of Company's independent Accountants. The incumbent members are Mr Jimmy Liu and Mr Li Wai Kong. The committee did not issue a report for 2004. Members will be appointed to this committee subsequent to the Annual Shareholders' Meeting.

CERTAIN TRANSACTIONS

     No extraordinary transactions occurred during the 2004 year or subsequently.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 5% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 5% shareholders were in compliance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of June 30, 2005, with respect to persons known to The Company to be the beneficial owners of more than 5% of its voting securities; and with respect to the beneficial ownership of such securities by each director of The Company; and by all directors and executive officers of The Company as a group.


------------------ --------------------------------------- --------------------------------- ------------------
TITLE OF CLASS           NAME OF BENEFICIAL OWNER         AMOUNT AND NATURE OF BENEFICIAL        PERCENT
                                                                     OWNERSHIP                     (%)
------------------ --------------------------------------- --------------------------------- ------------------
     Common              Allura Film Partners Inc.                26,387,915 shares                22.99
     Common                      David Chen                         31,650 shares                  0.028
     Common                      Jimmy Lui                          59,808 shares                  0.052
     Common                     Li Wai Kong                         98,317 shares                  0.086
     Common                     Stephen Tang                        177,287 shares                 0.154
     Common                    William Huang                        31,650 shares                  0.028
     Common                       Yan Hong                          179,951 shares                 0.157
------------------ --------------------------------------- --------------------------------- ------------------

    Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth certain information regarding compensation, required to be paid pursuant to an employment agreement during each of the three years prior, for The Company's senior executives:

-------------------------------------------------------- ---------------------------- -------------------------
              NAME AND PRINCIPAL POSITION                       FISCAL YEARS               ANNUAL SALARY
-------------------------------------------------------- ---------------------------- -------------------------
Mr. David Y. Chen, Chief Executive Officer                       2004, 2005                   $30,000
Mr. Stephen Tang, Director                                       2004, 2005                   $30,000
Mr. Ronald Gorthuis, Chief Financial Officer                        2005                      $80,000
-------------------------------------------------------- ---------------------------- -------------------------

     1. TERMS OF EMPLOYMENT CONTRACT FOR MR. DAVID Y. CHEN, CHIEF EXECUTIVE OFFICER. This agreement has a one-year term, from November 1, 2004 to October 31, 2005. The agreement provides an annual salary of $30,000 without additional benefits.

     2. TERMS OF EMPLOYMENT CONTRACT FOR MR. STEPHEN TANG, MANAGING DIRECTOR HK. This agreement has a one-year term, from November 1, 2004 to October 31, 2005. The agreement provides an annual salary of $30,000 without additional benefits.

     3. TERMS OF EMPLOYMENT CONTRACT FOR MR. RONALD GORTHUIS, CHIEF FINANCIAL OFFICER. This agreement has a one-year term, from June 1, 2005 to May 31, 2006. The agreement provides an annual salary of $80,000: $30,000 of the annual salary is payable in cash; $50,000 is payable in shares of the Company's common stock; without additional benefits. The exercise price for the shares is the average 20-day trading price prior to the first of each month for the salary owed that month.

STOCK OPTIONS GRANTED AS EXECUTIVE COMPENSATION

      The Company had no Stock Option Plan in effect for 2004. Stock options are viewed as a strategic vehicle, and thus far have been granted case by case. The following parties have been granted stock options:

     1. Mr Ronald Gorthuis, CFO. As part of his annual compensation, and per his service contract, he is granted an option to purchase 250,000 shares, upon successful completion of his contract, and subject to final approval by the Board. The exercise price is 10 cents per share. The option will be open for a 12 month period from the date issued.

COMPENSATION OF DIRECTORS

     Each Director serving on the Board will receive an annual retainer of $6,000 and $600 per meeting attended, payable in Restricted Common Stock valued at and based on the average closing market price of the common shares for the calendar quarter, and issued in the following quarter.

OTHER MATTERS

CONDITIONAL STOCK OPTIONS GRANTED TO INDEPENDENT AGENTS

      Independent agents are used in the normal course of business, to assist us in finding and negotiating investments in other companies. The agents are granted stock options case by case. The options can be exercised in 3 parts over 3 years (i.e. 1/3 per year), with each part contingent upon our fee collection history for the prior year. If the contracted fees are not received annually in full, the relevant part of the option is cancelled. If the contracted fees are received annually in full, the agent has up to 3 years to exercise the relevant part of option. If the exercise is not made by the end of the third year, the relevant part of the option is cancelled. The Conditional Stock Options granted in total to Independent Agents are listed below by contract:

-------------------------------------------- ------------------------------ -------------------- ----------------
              NAME OF COMPANY                      # SHARES GRANTED            DATE GRANTED      EXERCISE PRICE
-------------------------------------------- ------------------------------ -------------------- ----------------
China Digital Distribution Ltd                          476,159                 21-02-2005           $0.105
China Digital Distribution Ltd                          315,006                 21-02-2005           $0.105
China Digital Distribution Ltd                          487,036                 21-02-2005           $0.105
China Digital Distribution Ltd                          168,831                 08-04-2005            $0.10
China Digital Distribution Ltd                         1,212,122                25-04-2005           $0.1047
China Digital Distribution Ltd                         1,454,545                19-05-2005           $0.0947
Info Media Company                                      256,410                  7-05-2005           $0.1027
-------------------------------------------- ------------------------------ -------------------- ----------------

STOCK PERFORMANCE




                         [stock performance chart here]




ADDITIONAL INFORMATION

Additional information about the company can be obtained publicly from the following sources:

     1. Our website: www.fintel.com
     2. SEC EDGAR web site: http://www.sec.gov/edgar.shtml
     3. on Yahoo: http://finance.yahoo.com/q/bc?s=FLTL.OB&t=1y

                               - PROPOSAL NO. 1 -

                              ELECTION OF DIRECTORS

      The Company's Board of Directors will consist of seven (7) elected or appointed directors. The nominees for election are Mr Stephen Tang Mr David Chen, Mr Richard Yan, Mr Jimmy Liu, Mr Li Wai Kong, Mr William Huang, and Mr Ronald Gorthuis.

      If elected, each nominee will serve as a director henceforth until the Company's Annual Meeting of Shareholders in 2006, and until his or her successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

      If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the votes.

INCUMBENT DIRECTORS

----------------------------------- ------------- ----------------------------------- ---------------------------
          DIRECTOR NAME                 AGE                    POSITION                         SINCE
----------------------------------- ------------- ----------------------------------- ---------------------------
Mr David Chen                            37            Chief Executive Officer                   2004
Mr Stephen Tang                          53                    Chairman                          2003
Mr William Huang                         38             Director (independent)                   2004
Mr Richard Yan                           31                Finance Director                      2004
Mr Jimmy Liu                             58             Director (independent)                   2004
Mr Li Wai Kong                           47             Director (independent)                   2004
----------------------------------- ------------- ----------------------------------- ---------------------------

NOMINEE DIRECTORS

----------------------------------- ------------- ----------------------------------- ---------------------------
          DIRECTOR NAME                 AGE                    POSITION                         SINCE
----------------------------------- ------------- ----------------------------------- ---------------------------
Mr Stephen Tang                          53                    Chairman                          2004
Mr David Chen                            37            Chief Executive Officer                   2004
Mr William Huang                         38             Director (independent)                   2004
Mr Richard Yan                           31                    Director                          2004
Mr Jimmy Liu                             58             Director (independent)                   2004
Mr Li Wai Kong                           47             Director (independent)                   2004
Mr Ronald Gorthuis                       50            Chief Financial Officer                 pending
----------------------------------- ------------- ----------------------------------- ---------------------------

      MR. STEPHEN TANG holds a Master's degree in Business Administration from the Asian Institute of Management in Manila. He is a Trustee of the AIM Scientific Foundation in the Philippines and the Hon. Treasurer of the Hongkong Federation of Information Technology. He has substantial working experience in merchant banking and financial services in major Asian countries, and has been involved in the development and implementation of consumer electronics for over twenty years. From 1985 until 2002, Mr. Tang held the position of Chief Executive Officer of FTLHK. Mr. Tang's contributions include development of new and innovative products and creation of strategic alliances in China, Taiwan, Korea and the United States.

      MR. DAVID Y CHEN is a graduate from Monash University of Melbourne, Australia. He serves currently as The Company's CEO, since November 2004. Previously he served as CEO for a number of technology ventures including as Chairman and CEO of the Hartcourt Companies Inc, an investment holding company investing in China's IT distribution sector; and CEO of V2 Technology, a communication software company. In addition, Mr. Chen served in senior sales and marketing positions with CNN International and Turner Broadcasting Systems International Inc.. Also, Mr. Chen served as the Founding Vice Chairman of the International Advertising Association (IAA) Taipei Associate Chapter during 1998-1999; the Chairman of the IAA's Hong Kong Associate Chapter during 1996-1997.

     MR. WILLIAM HUANG is a graduate from Shanghai University of Science and Technologies. He has 15 years combined experienced in managing technology companies. He is currently the Chairman and CEO of Global Data Solutions Ltd., which is a market leader in China for Disaster Recovery of Data for financial institutions. Previous positions include Vice-Presidencies with StarStock, and Ego365.

     MR JIMMY LUI is the Chairman of Crown Star Consultant Limited, a Hong Kong consulting firm in the business of management consulting and software development. He is also the Managing Director & CEO of Kum Shing Asia Infrastructure Co., Ltd., a Hong Kong-based company, focusing on construction and engineering contracting business in Asia . He previously worked for China Light and Power, Hongkong, for 22 years,. His other experiences included Vice President and Chief Financial Officer of Utility Consulting International in Cupertino, California USA , CellNet Field Operations and Planning Manager of Domestic Automation Company in San Carlos, California USA . Mr. Lui actively participated in the affairs of the Council of the Association of Electricity Supply Industry in East Asia and Western Pacific (AESIEAP). He founded the AESIEAP Technical Committee in 1998 and has since been elected its Chairman.

     MR. LI WAI KONG holds a master's degree in Engineering Management from the University of Technology in Sydney, Australia. He is the Project Director of Technicon Engineering Limited, a leading engineering firm providing a comprehensive turnkey package in building services engineering in Hong Kong and Mainland China. Mr. Li has been with Technicon Engineering Limited for twenty-two years, and is responsible for the company's project management and oversight of its administrative functions.

     MR. RICHARD YAN is a CPA (China), and holds and MBA and BA from Shanghai Jiaotong University. He was previously: the Finance Director of the Company; the Financial Controller of the Hartcourt Companies Inc. (OTCBB: HRCT); and Assistant Manager of KPMG Financial Advisory Services in Shanghai for three years.

     MR. RONALD GORTHUIS is a Chartered Accountant (Canada), and a graduate from Simon Fraser University (Canada). He serves currently as The Company's CFO, since June 1, 2005. He has 25 years combined experience in investment banking, finance, auditing, accounting, and computer systems. His previous positions include: Partner with an investment bank operating in the Arab Gulf Region; Owner of a successful public accounting/auditing practice; CFO for a Canadian oil and gas producer; and Manager with KPMG Canada.

  THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOUR OF EACH NAMED
                                    NOMINEE.



                                 - PROPOSAL 2 -

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company has selected TIN WHA CPAS, an independent member of Baker Tilley International, of Shanghai, PR China, as our independent accountants for the fiscal year ended December 31, 2005. The Board of Directors is submitting its selection of independent accountants for ratification by the shareholders at the Annual Meeting. A representative of Baker Tilley may be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

      The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOUR OF PROPOSAL 2.

                                 - PROPOSAL 3 -

                  RESOLUTION TO CHANGE THE NAME OF THE COMPANY

      The Board of Directors has determined the interests of The Company would be better served, if The Company's name were changed to what has now become its trade name in the international business community. The Board recommends the name, "FINTEL INCORPORATED", be the new name of the company.

      The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

 THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOUR OF PROPOSAL 3.



                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                              By Order of the Board of Directors



                                              /S/ Stephen Tang, Chairman
                                              July 31, 2005

PROXY CARD
                      FINANCIAL TELECOM LIMITED (USA), INC.
   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2005.

The undersigned hereby appoints MR WILLIAM HUANG and MR DAVID CHEN and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of Financial Telecom Limited (USA), Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company's Annual Meeting of Shareholders to be held on, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for: (i) the election of director nominees; (ii) the ratification of the appointment of the independent accountants; and (iii) the resolution to change the company's name.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS:
                                                                             [X]
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF SEVEN DIRECTORS.
   01 STEPHEN TANG     02 DAVID CHEN      03 WILLIAM HUANG         04 JIMMY LUI
   05 LI WAI KONG      06 RICHARD YAN     07 RONALD GORTHUIS

       [_] FOR ALL NOMINEES     [_] WITHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

TO WITHHOLD AUTHORITY FOR ANY NOMINEE, CHECK THE "FOR" ALL NOMINEES BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

                  [_] FOR      [_]  AGAINST       [_] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. RESOLUTION TO CHANGE THE COMPANY'S NAME TO "FINTEL INCORPORATED."

                  [_] FOR      [_]  AGAINST       [_] ABSTAIN

--------------------------------------------------------------------------------

   I PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS FOR FISCAL YEAR 2004.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                                    Dated_________________________________, 2005


                                    ____________________________________________
                                                                       Signature

                                    ____________________________________________
                                                                       Signature

                                    THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME
                                    APPEARS HEREON. EXECUTORS, ADMINISTRATORS,
                                    TRUSTEES AND SO FORTH, SHOULD GIVE FULL
                                    TITLE AS SUCH. IF THE SIGNATORY IS A
                                    CORPORATION, PLEASE SIGN FULL CORPORATE NAME
                                    BY A DULY AUTHORIZED OFFICIAL. IF A
                                    PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME
                                    BY AN AUTHORIZED PARTY. IF SHARES ARE HELD
                                    IN MULTIPLE NAMES, AT LEAST ONE MUST SIGN AS
                                    AN AUTHORIZED PARTY.